EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Black Tusk Minerals, Inc. (the “Company”) on Form 10-Q for the period ended February 28, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gavin Roy, Chief Executive Officer and interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 14, 2010                                                                By:   /s/  Gavin Roy
             Gavin Roy, President
            (Principal Executive Officer and Principal Financial
            and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Black Tusk Minerals, Inc. and will be retained by Black Tusk Minerals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.